Exhibit 10.2
FIRST AMENDMENT
TO
NOTES SECURITIES PURCHASE AGREEMENT
     FIRST AMENDMENT TO NOTES SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of September 28, 2006, by and among Global Employment Holdings, Inc., a Delaware corporation (the “Company”), Global Employment Solutions, Inc., a Colorado corporation (“GES”), and the investors listed on the signature pages hereto (individually, a “Buyer” and collectively, the “Buyers”).
     WHEREAS:
     A. The Company, GES and the Buyers are party to a Notes Securities Purchase Agreement, dated as of March 31, 2006, (the “Purchase Agreement”). Capitalized terms not otherwise defined have the meanings set forth in the Purchase Agreement.
     B. Amatis Limited (“Amatis” or the “Old Collateral Agent”) has agreed to sell all of the Notes and Warrants it purchased pursuant to the Purchase Agreement.
     C. Amatis was named the Collateral Agent in the Purchase Agreement and wishes to be released from its role as the Collateral Agent.
     D. Whitebox Convertible Arbitrage Partners, LP (“Whitebox” or the “New Collateral Agent”) has agreed to replace Amatis as the Collateral Agent.
     NOW, THEREFORE, the Company, GES and each Buyer hereby agree as follows:
     1. Amendment of Section 4(p). Section 4(p) of the Purchase Agreement is hereby deleted from the Purchase Agreement and the following inserted in its place:
Whitebox Convertible Arbitrage Partners, LP (the “Collateral Agent”) is hereby appointed as the collateral agent for the Buyers hereunder, and each Buyer hereby authorizes the Collateral Agent (and its officers, directors, employees and agents) to take any and all such actions on behalf of the Buyers with respect to the Collateral (as defined in the Security Documents) and the Obligations in accordance with the terms of this Agreement. The Collateral Agent shall not have, by reason hereof or any of the other Transaction Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Indemnitee of the duties and obligations of Collateral Agent pursuant hereto.
     2. Resignation and Appointment of Collateral Agent. The Old Collateral Agent hereby resigns as the Collateral Agent. The Buyers and the Company hereby accept the resignation of the Old Collateral Agent as the Collateral Agent and hereby appoint the New Collateral Agent as the Collateral Agent.
     3. Acceptance of Appointment of Collateral Agent. The New Collateral Agent hereby accepts its appointment as the Collateral Agent.
4. Assignment.
          (a) Old Collateral Agent hereby assigns, without recourse, to New Collateral Agent, for the ratable benefit of the noteholders, all of Old Collateral Agent’s right, title and interest in, to and under (a) the Collateral and in, to and under all of the Security Documents, any UCC-1 Financing Statements or other instrument perfecting the security interest in the Collateral and any other Transaction Document evidencing the grant of any item or security interest in any property of the Company, (b) any Collateral delivered in connection with the execution and delivery of the Purchase Agreement, and (c) all proceeds thereof (collectively, the “Assigned Items”). New Collateral Agent hereby accepts all of Old Collateral Agent’s right, title and interest, as collateral agent, in, to and under the Assigned Items.
          (b) Except as otherwise specifically stated in this Amendment, Old Collateral Agent specifically disclaims any warranty, guaranty or representation, oral or written, past, present or future with respect to the Assigned Items, including, without limitation: (a) the validity, existence, or priority of any lien or security interest relating to the Assigned Items; (b) the existence or basis for any claim, counterclaim, defense or offset relating to the Assigned Items; (c) the financial condition of the Company or any of its subsidiaries; (d) the compliance of the Assigned Items with any laws, ordinances or regulations of any government or other body; (e) the condition or existence of any Assigned Items; and (f) the future performance of the Company or the Collateral. Old Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in any of the Security Documents or other Transaction Documents. The New Collateral Agent acknowledges and represents to Old Collateral Agent that having been given the opportunity to undertake its own investigation of the Assigned Items, it is relying solely on its own investigation of the Assigned Items and not any information provided or to be provided by Old Collateral Agent (except as specifically set forth in this Amendment). This assignment is made on an “AS IS”, “WHERE IS” basis, with all faults, and the New Collateral Agent, by acceptance of this Amendment expressly acknowledges that OLD COLLATERAL AGENT MAKES NO WARRANTY OR REPRESENTATION, EXCEPT AS SPECIFICALLY SET FORTH IN THIS AMENDMENT, EXPRESS OR IMPLIED, RELATING TO THE ASSIGNED ITEMS. THIS ASSIGNMENT IS MADE WITHOUT RECOURSE.
     5. No Other Changes. Except as explicitly set forth in this Amendment, all of the terms and conditions of the Purchase Agreement remain in full force and effect.

     6. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby. Specifically, Amatis shall cause a release of the assignments for security with respect to all of the Intellectual Property owned by the Company and its Subsidiaries (the “Existing Assignments”) to be filed with the United States Patent and Trademark Office.
     7. Assignments for Security. Within one business day after execution of this Amendment, the Company and its Subsidiaries, as applicable, shall deliver to the New Collateral Agent duly executed assignments for security with respect to all of the Intellectual Property owned by the Company and its Subsidiaries.
     8. Facsimile Signatures; Counterparts. This Amendment may be executed via facsimile signature. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.
[Signature Page Follows]

     IN WITNESS WHEREOF, each Buyer, the Company and GES have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

GLOBAL EMPLOYMENT HOLDINGS, INC.		GLOBAL EMPLOYMENT SOLUTIONS, INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

	Name: Howard Brill		Name: Howard Brill
	Title: President and Chief Executive Officer		Title: President and Chief Executive Officer

     IN WITNESS WHEREOF, each Buyer, the Company and GES have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

AMATIS LIMITED
By: Amaranth Advisors, L.L.C.,
Its Trading Advisor

By:	/s/ Karl J. Wachter

Name: Karl J. Wachter
Title: Authorized Signatory

RADCLIFFE SPC, LTD. for and on behalf of the Class A Convertible Crossover Segregated Portfolio

By:	RG Capital Management, L.P

By:	RGC Management Company, L.L.C.

By:	/s/ Gerald F. Stahlecker

Name: Gerald F. Stahlecker
Title: Managing Director

MAGNETAR CAPITAL MASTER FUND, LTD

By:	Magnetar Financial LLC, its Investment Manager

By:

Name:
Title:

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP

By:	Whitebox Convertible Arbitrage Advisors LLC

By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood

Name: Jonathan Wood
Title: Chief Financial Officer/Director

GUGGENHEIM PORTFOLIO XXXI, LLC

By:	Guggenheim Advisors, LLC

By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood

Name: Jonathan Wood
Title: Chief Financial Officer

PANDORA SELECT PARTNERS, LP

By:	Pandora Select Advisors LLC

By:	/s/ Jonathan Wood

Name: Jonathan Wood
Title: Chief Financial Officer/Director

WHITEBOX INTERMARKET PARTNERS, LP

By:	Whitebox Intermarket Advisors LLC

By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood

Name: Jonathan Wood
Title: Chief Financial Officer/Director

CONTEXT ADVANTAGE FUND, LP
f/k/a Context Convertible Arbitrage Fund, L.P.

By:	Context Capital Management LLC, General Partner

By:	/s/ Michael S. Rosen

Name: Michael S. Rosen
Title: Managing Member

CONTEXT OFFSHORE ADVANTAGE FUND, LTD.
f/k/a Context Convertible Arbitrage Offshore, Ltd.

By: Context Capital Management LLC, its Investment Advisor

By:	/s/ Michael S. Rosen

Name: Michael S. Rosen
Title: Managing Member

CONTEXT OPPORTUNISTIC MASTER FUND, L.P.

By: Context Capital Management LLC, its Investment Advisor

By:	/s/ Michael S. Rosen

Name: Michael S. Rosen
Title: Managing Member

ACCEPTED BY:		ACCEPTED BY:

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP,		AMATIS LIMITED,
as New Collateral Agent		as Old Collateral Agent

By: Amaranth Advisors L.L.C,
Its: Trading Advisor

By:	/s/ Jonathan Wood	By:	/s/ Karl J. Wachter

Name: Jonathan Wood		Name: Karl J. Wachter
Title: Chief Financial Officer		Title: Authorized Signatory

Address:	3033 Excelsior Boulevard	Address:	One America Lane
	Suite 300		Greenwich, CT 06831
Minneapolis, MN 55146